UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K12G3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

BEONE MEDICINES LTD.

(Exact name of registrant as specified in its charter)

Switzerland	001-37686	98-1209416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o BeOne Medicines I GmbH Aeschengraben 27, 21st Floor Basel, Switzerland (Address of principal executive offices)	4051 (Zip Code)

+41 61 685 19 00

(Registrant's telephone number, including area code)

BeiGene, Ltd.

c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman
Cayman Islands KY1-1108
Telephone: (345) 949-4123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	ONC	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited

*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Effective May 27, 2025, BeiGene, Ltd. completed its previously announced change of jurisdiction of incorporation from the Cayman Islands to Switzerland through a transaction known as a continuation under Section 206 of the Companies Act (as amended) of the Cayman Islands and Article 161 of the Swiss Federal Code on Private International Law (the “Continuation”) and the change of its English name to “BeOne Medicines Ltd.” (the “Company” or “BeOne”). The Continuation became effective on May 27, 2025 upon the Company’s registration with the Commercial Register of the Canton of Basel-Stadt, Switzerland. The de-registration application of BeiGene, Ltd. in the Cayman Islands was submitted on May 27, 2025. The Company is now subject to Swiss law, the Swiss Articles (as defined herein) and the Organizational Regulations (as defined herein). Each outstanding ordinary share of BeiGene, Ltd., par value of $0.0001 per share, at the time of the effectiveness of the Continuation, became a registered share of BeOne Medicines Ltd., par value of $0.0001 per share (“Ordinary Shares”).

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the Continuation, on May 27, 2025, the Company entered into the Amended and Restated Deposit Agreement, by and among the Company, Citibank, N.A., as depositary (the “Depositary”), and all holders and beneficial owners of the Company’s American Depositary Shares (“ADS(s)”), each representing 13 Ordinary Shares, issued thereunder (the “A&R Deposit Agreement”). The A&R Deposit Agreement is further described in “Proposal No. 1: Approval of the Continuation” in the Company’s proxy statement/prospectus, as filed with the U.S. Securities and Exchange Commission pursuant to Rule 424(b)(3) on March 10, 2025 (the “Final Prospectus”), under the heading “Description of Our American Depositary Shares,” which is incorporated by reference into this Item 1.01.

The summary description of the A&R Deposit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the A&R Deposit Agreement, a copy of which is filed as Exhibit 4.1.1 to this Current Report on Form 8-K, and incorporated herein by reference.

In connection with the Continuation and the entry into the A&R Deposit Agreement, the Company and the Depositary amended and restated the Restricted ADS Letter Agreement, dated as of July 11, 2016, the Letter Agreement, dated as of August 2, 2018, and the Supplemental Letter Agreement, dated as of December 30, 2019, by entering into the Amended and Restated Restricted ADS Letter Agreement, the Amended and Restated Letter Agreement, and the Amended and Restated Supplemental Letter Agreement, each dated as of May 27, 2025 (the “A&R Letter Agreements”), to reflect the effect of the Continuation and the Company’s name change. The A&R Letter Agreements are filed as Exhibits 4.1.3, 4.1.4 and 4.1.5 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information included in the first paragraph of this Current Report on Form 8-K is hereby incorporated by reference into this Item 8.01.

In connection with the Continuation, the Company adopted Swiss Articles of Association (the “Swiss Articles”) and Swiss Organizational Regulations (the “Organizational Regulations”) (analogous to bylaws under Delaware law), each of which became effective upon the completion of the Continuation on May 27, 2025. The rights of holders of the Company’s Ordinary Shares are now governed by the Swiss Articles, the Organizational Regulations and Swiss law. The Swiss Articles and Organizational Regulations have been filed with this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference into this Item 3.03.

A summary description of the Ordinary Shares and ADSs, including key differences between the rights of the Company’s shareholders under Cayman law and the then-effective Seventh Amended and Restated Memorandum and Articles of Association of the Company prior to the effectiveness of the Continuation, on the one hand, and the rights of the Company’s shareholders under Swiss law and the current-effective Swiss Articles and Organizational Regulations, on the other hand, is included in the section of the Final Prospectus titled “Proposal No. 1: Approval of the Continuation” under the headings “Description of Swiss Share Capital,” “Description of Our American Depositary Shares” and “Comparison of Shareholder Rights.” A description of the Continuation and certain potential effects, including of the material tax considerations of the Continuation and ownership of the Company’s Ordinary Shares (including Ordinary Shares represented by ADSs), is included in the section of the Final Prospectus titled “Proposal No. 1: Approval of the Continuation” under the headings “Effects of the Continuation” and “Material Tax Considerations.” The aforementioned sections of the Final Prospectus are incorporated by reference into this Item 3.03.

With respect to the rights of holders of ADSs, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

In connection with the Continuation, on May 27, 2025, the relevant BeOne subsidiaries entered into new executive employment agreements with each of the named executive officers of the Company, as described below.

Employment Agreement with John V. Oyler (Chief Executive Officer)

BeOne Medicines USA, Inc. (“BeOne US”), a subsidiary of the Company, entered into an executive employment agreement with John V. Oyler (the “Oyler Employment Agreement”), effective as of May 27, 2025 (the “Effective Date”). This employment agreement supersedes Mr. Oyler’s prior employment agreement with BeiGene, Ltd., dated April 25, 2017.

Pursuant to the Oyler Employment Agreement, Mr. Oyler will continue to serve as Chief Executive Officer of the Company and its subsidiaries (collectively, the “Group”). Mr. Oyler will receive an annual base salary of $1,133,000, subject to increase at the discretion of the Board of Directors of the Company (the “Board”), and is eligible for an annual target bonus equal to 100% of his base salary, subject to individual and corporate performance, pursuant to the applicable bonus plan of the Group.

Upon a “Qualifying Termination” (defined as a termination by BeOne US without “Cause” or a resignation by Mr. Oyler for “Good Reason”), Mr. Oyler is entitled to a 12-month notice period (the “Qualifying Termination Notice Period”). Mr. Oyler is entitled to receive: (i) continued payment of base salary and an amount equal to the annual bonus for the relevant calendar year(s) during the Qualifying Termination Notice Period; (ii) continued group health, dental, and vision benefits during the Qualifying Termination Notice Period; and (iii) prorated annual bonus for the part of the performance year prior to the start of the Qualifying Termination Notice Period (paid by March 15 of the calendar year following the performance year to which the pro rata portion relates based on actual performance). Subject to Mr. Oyler’s execution and non-revocation of a general release of claims within 60 days following the Notice (as defined in the Oyler Employment Agreement) of the Qualifying Termination, he is entitled to accelerated vesting of all outstanding equity awards that would have vested had Mr. Oyler remained employed for 24 months following the release effective date, with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to performance periods that would be completed during such 24-month period). In addition, subject to execution of an additional release following the end of the Qualifying Termination Notice Period, the period of time in which Mr. Oyler may exercise any vested options shall be increased to 12 months following the end of the Qualifying Termination Notice Period (or the expiration date of the option, if earlier). All equity awards also fully vest upon a Change in Control (as defined in the Oyler Employment Agreement), regardless of any termination of employment.

Mr. Oyler is also entitled to certain additional benefits, including tax preparation assistance for U.S. and non-U.S. tax filings, tax equalization payments for non-U.S. income taxes, reasonable financial planning assistance, and reimbursement of Hart-Scott-Rodino filing fees (including a tax gross-up).

Mr. Oyler’s employment is at-will, and terminable with 12-month notice as described above, and he is subject to customary restrictive covenants, including non-solicitation of customers and employees for 12 months following termination, and ongoing obligations relating to confidentiality and assignment of intellectual property.

The foregoing description of the Oyler Employment Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Oyler Employment Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Employment Agreement with Dr. Xiaobin Wu (President and Chief Operating Officer)

BeOne Medicines (Beijing) Co., Ltd. (“BeOne Beijing”), a subsidiary of the Company, entered into an executive employment agreement with Dr. Xiaobin Wu (the “Wu Employment Agreement”), effective as of the Effective Date. This agreement supersedes Dr. Wu’s prior employment agreement with the same entity dated April 28, 2018 and that certain amended and restated employment apportionment agreement, dated June 16, 2023.

Pursuant to the Wu Employment Agreement, Dr. Wu will continue to serve as President and Chief Operating Officer of the Group and will report to the Chief Executive Officer. Dr. Wu will receive an annual base salary of RMB 6,004,838, subject to increase at the discretion of the Board, and is eligible for an annual target bonus equal to 75% of his base salary, subject to individual and corporate performance.

In the event of a “Qualifying Termination” (defined as a termination by BeOne Beijing without “Cause” or a resignation by Dr. Wu for “Good Reason”), Dr. Wu is entitled to the 12-month Qualifying Termination Notice Period. Dr. Wu is entitled to receive: (i) continued payment of base salary and an amount equal to the annual bonus for the relevant calendar year(s) during the Qualifying Termination Notice Period; (ii) continued group health, dental, and vision benefits during the Qualifying Termination Notice Period; and (iii) prorated annual bonus for the part of the performance year prior to the start of the Qualifying Termination Notice Period (paid by March 15 of the calendar year following the performance year to which the pro rata portion relates based on actual performance). Subject to Dr. Wu’s execution and non-revocation of a general release of claims within 60 days following the Notice (as defined in the Wu Employment Agreement) of the Qualifying Termination, he is entitled to accelerated vesting of all outstanding equity awards that would have vested had Dr. Wu remained employed for 18 months following the release effective date, with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to the performance periods that would be completed during such 18-month period), as applicable. In addition, subject to execution of an additional release following the end of the Qualifying Termination Notice Period, the period of time in which Dr. Wu may exercise any vested options shall be increased to 12 months following the end of the Qualifying Termination Notice Period (or the expiration date of the option, if earlier). If the Qualifying Termination occurs within 24 months following a Change in Control (as defined in the Wu Employment Agreement), all unvested time-based equity awards shall accelerate in full with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to performance periods that are not yet completed).

Dr. Wu’s employment term is a three-year period and terminable with 12-month notice as described above. Dr. Wu is further subject to customary restrictive covenants, including non-solicitation of customers and employees for 12 months following termination, and ongoing obligations relating to confidentiality and assignment of intellectual property.

The foregoing description of the Wu Employment Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Wu Employment Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Employment Agreement with Aaron Rosenberg (Chief Financial Officer)

BeOne US entered into an executive employment agreement with Aaron Rosenberg (the “Rosenberg Employment Agreement”), effective as of the Effective Date. This agreement supersedes Mr. Rosenberg’s prior offer letter with BeiGene USA, Inc., dated June 17, 2024.

Pursuant to the Rosenberg Employment Agreement, Mr. Rosenberg will continue to serve as Chief Financial Officer of the Group and will report to the Chief Executive Officer. Mr. Rosenberg will receive an annual base salary of $660,000, subject to increase at the discretion of the Board, and is eligible for an annual target bonus equal to 60% of his base salary, subject to individual and corporate performance, in accordance with the Group’s annual bonus plan.

In the event of a “Qualifying Termination” (defined as a termination by BeOne US without “Cause” or a resignation by Mr. Rosenberg for “Good Reason”), Mr. Rosenberg is entitled to the 12-month Qualifying Termination Notice Period. Mr. Rosenberg is entitled to receive: (i) continued payment of base salary and an amount equal to the annual bonus for the relevant calendar year(s) during the Qualifying Termination Notice Period (ii) continued group health, dental, and vision benefits during the Qualifying Termination Notice Period; and (iii) prorated annual bonus for the part of the performance year prior to the start of the Qualifying Termination Notice Period (paid by March 15 of the calendar year following the performance year to which the pro rata portion relates based on actual performance). Subject to Mr. Rosenberg’s execution and non-revocation of a general release of claims within 60 days following the Notice (as defined in the Rosenberg Employment Agreement) of the Qualifying Termination, he is entitled to accelerated vesting of all outstanding equity awards that would have vested had Mr. Rosenberg remained employed for 18 months following the release effective date, with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to performance periods that would be completed during such 18-month period), as applicable. In addition, subject to execution of an additional release following the end of the Qualifying Termination Notice Period, the period of time in which Mr. Rosenberg may exercise any vested options shall be increased to 12 months following the end of the Qualifying Termination Notice Period (or the expiration date of the option, if earlier). If the Qualifying Termination occurs within 24 months following a Change in Control (as defined in the Rosenberg Employment Agreement), all unvested time-based equity awards shall accelerate in full with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to performance periods that are not yet completed).

Mr. Rosenberg’s employment is at-will, and terminable with 12-month notice as described above, and he is subject to customary restrictive covenants, including non-solicitation of customers and employees for 12 months following termination, and ongoing obligations relating to confidentiality and assignment of intellectual property.

The foregoing description of the Rosenberg Employment Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Rosenberg Employment Agreement, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Employment Agreement with Dr. Lai Wang (Global Head of Research and Development)

BeOne Medicines (Shanghai) Co., Ltd. (“BeOne Shanghai”), a subsidiary of the Company, entered into an executive employment agreement with Dr. Lai Wang (the “Wang Employment Agreement”), effective as of the Effective Date. This agreement supersedes Dr. Wang’s prior employment agreement with the same entity dated December 30, 2021.

Pursuant to the Wang Employment Agreement, Dr. Wang will continue to serve as Global Head of Research and Development of the Group and will report to the Chief Executive Officer. Dr. Wang will receive an annual base salary of RMB 4,590,417, subject to increase at the discretion of the Board, and is eligible for an annual target bonus equal to 60% of his base salary, subject to individual and corporate performance, in accordance with the Group’s annual bonus plan.

In the event of a “Qualifying Termination” (defined as a termination by BeOne Shanghai without “Cause” or a resignation by Dr. Wang for “Good Reason”), Dr. Wang is entitled to the 12-month Qualifying Termination Notice Period. Dr. Wang is entitled to receive: (i) continued payment of base salary and an amount equal to the annual bonus for the relevant calendar year(s) during the Qualifying Termination Notice Period; (ii) continued group health, dental, and vision benefits during the Qualifying Termination Notice Period; and (iii) prorated annual bonus for the part of the performance year prior to the start of the Qualifying Termination Notice Period (paid by March 15 of the calendar year following the performance year to which the pro rata portion relates based on actual performance). Subject to Dr. Wang’s execution and non-revocation of a general release of claims within 60 days following the Notice (as defined in the Wang Employment Agreement) of the Qualifying Termination, he is entitled to accelerated vesting of all outstanding equity awards that would have vested had Dr. Wang remained employed for 18 months following the release effective date, with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to performance periods that would be completed during such 18-month period), as applicable. In addition, subject to execution of an additional release following the end of the Qualifying Termination Notice Period, the period of time in which Dr. Wang may exercise any vested options shall be increased to 12 months following the end of the Qualifying Termination Notice Period (or the expiration date of the option, if earlier). If the Qualifying Termination occurs within 24 months following a Change in Control (as defined in the Wang Employment Agreement), all unvested time-based equity awards will accelerate in full, with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to performance periods that are not yet completed).

Dr. Wang’s employment term is a three-year period and terminable with 12-month notice as described above Dr. Wang is further subject to customary restrictive covenants, including non-solicitation of customers and employees for 12 months following termination, and ongoing obligations relating to confidentiality and assignment of intellectual property.

The foregoing description of the Wang Employment Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Wang Employment Agreement, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Employment Agreement with Chan Lee (General Counsel and Corporate Secretary)

BeOne US entered into an executive employment agreement with Chan Lee (the “Lee Employment Agreement”), effective as of the Effective Date. This agreement supersedes Mr. Lee’s prior offer letter with BeiGene USA, Inc., dated June 14, 2022.

Pursuant to the Lee Employment Agreement, Mr. Lee will continue to serve as Senior Vice President, General Counsel & Corporate Secretary of Group and will report to the Chief Executive Officer. Mr. Lee will receive an annual base salary of $654,000, subject to increase at the discretion of the Board, and is eligible for an annual target bonus equal to 60% of his base salary, subject to individual and corporate performance, in accordance with the Group’s annual bonus plan.

In the event of a “Qualifying Termination” (defined as a termination by BeOne US without “Cause” or a resignation by Mr. Lee for “Good Reason”), Mr. Lee is entitled to the 12-month Qualifying Termination Notice Period. Mr. Lee is entitled to receive: (i) continued payment of base salary and pro rata portions of the annual bonus for the relevant calendar year(s) during the Qualifying Termination Notice Period; (ii) continued group health, dental, and vision benefits during the Qualifying Termination Notice Period; and (iii) prorated annual bonus for the part of the performance year prior to the start of the Qualifying Termination Notice Period (paid by March 15 of the calendar year following the performance year to which the pro rata portion relates based on actual performance). Subject to Mr. Lee’s execution and non-revocation of a general release of claims within 60 days following the Notice (as defined in the Lee Employment Agreement) of the Qualifying Termination, he is entitled to accelerated vesting of all outstanding equity awards that would have vested had Mr. Lee remained employed for 18 months following the release effective date, with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to performance periods that would be completed during such 18-month period, as applicable. In addition, subject to execution of an additional release following the end of the Qualifying Termination Notice Period, the period of time in which Mr. Lee may exercise any vested options shall be increased to 12 months following the end of the Qualifying Termination Notice Period (or the expiration date of the option, if earlier). If the Qualifying Termination occurs within 24 months following a Change in Control (as defined in the Lee Employment Agreement), all unvested time-based equity awards will accelerate in full, with performance-based equity awards vesting based on actual performance (with respect to previously completed performance periods) or target performance (with respect to performance periods that are not yet completed), as applicable.

Mr. Lee’s employment is at-will, and terminable with 12-month notice as described above, and he is subject to customary restrictive covenants, including non-solicitation of customers and employees for 12 months following termination, and ongoing obligations relating to confidentiality and assignment of intellectual property.

The foregoing description of the Lee Employment Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Lee Employment Agreement, which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Form of Indemnification Agreement

In connection with the Continuation, on May 27, 2025, the Company entered into a new indemnification agreement with each of its executive officers and members of the Board (collectively, the “Indemnitees” and, the “Indemnification Agreements”), which replaced and superseded any previous indemnification agreements between the Company and each such Indemnitee. The Indemnification Agreements provide for certain indemnification and advancement of expenses by the Company in connection with actions or proceedings arising out of the Indemnitees’ service as directors or officers of the Company or service to other entities at the Company’s request, on the terms and subject to the conditions set forth therein.

The foregoing description of the Indemnification Agreements is not complete and is subject to and qualified in its entirety by reference to the full text of the Company’s form of Indemnification Agreement, which is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 3.03 above is hereby incorporated by reference into this Item 5.03. The Swiss Articles and Organizational Regulations became effective as of May 27, 2025 in connection with the Continuation.

Item 8.01. Other Events.

The information included in the first paragraph of this Current Report on Form 8-K is hereby incorporated by reference into this Item 8.01.

Following the completion of the Continuation, (i) our ADSs, each representing 13 Ordinary Shares, continue to be listed and traded on Nasdaq under the trading symbol “ONC”, (ii) our Ordinary Shares continue to be listed and traded on The Stock Exchange of Hong Kong Limited under the stock code of “06160,” and (iii) our Ordinary Shares traded in Renminbi continue to be listed and traded on the Science and Technology Innovation Board of the Shanghai Stock Exchange under the stock code of “688235.” The CUSIP number relating to our ADSs (07725L102) did not change in connection with the Continuation.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934 (the “Exchange Act”), the Ordinary Shares and the ADSs, each representing 13 Ordinary Shares, are deemed to be registered under Section 12(b) of the Exchange Act.

Holders of Ordinary Shares and/or ADSs of the Company who have filed reports under the Exchange Act with respect to those holdings should indicate in their next filing, or any amendment to a prior filing, filed on or after May 27, 2025, that BeiGene, Ltd. has changed its name to BeOne Medicines Ltd. and that BeOne Medicines Ltd. is the successor to BeiGene, Ltd.

Consulting Agreement with Dr. Xiaodong Wang (Chair of Scientific Advisory Board and member of the Board)

On May 27, 2025, BeOne US entered into a consulting agreement with Dr. Xiaodong Wang (the “Consulting Agreement”), effective as of the Effective Date. This agreement supersedes Dr. Wang’s prior consulting agreement with BeiGene, Ltd., dated December 7, 2023.

Pursuant to the Consulting Agreement, Dr. Wang will continue to provide certain scientific and strategic advisory services to the Company as requested by the Company from time to time and will continue to receive an annual fixed consulting fee of $100,000 for such services and such additional compensation, if any, that will be determined in the sole discretion of the Company, subject to compliance with the requirements of the applicable stock exchange listing rules. In addition, Dr. Wang will be eligible for an annual bonus of $150,000, subject to modification of such amount by the Board. During the consulting period, Dr. Wang is also eligible to participate in the Group’s long-term equity incentive plans at the Board’s discretion.

The Consulting Agreement will be effective from the Effective Date for a period of three years, unless terminated in accordance with the Consulting Agreement. BeOne US and Dr. Wang each may terminate the Consulting Agreement upon 30 days’ prior notice to the other party, provided that Dr. Wang will be entitled to payment for services performed prior to the effective date of the termination. He is subject to customary restrictive covenants, including non-competition for one year and non-solicitation of employees and consultants for 18 months following termination, as well as ongoing obligations relating to confidentiality and assignment of intellectual property.

The foregoing description of the Consulting Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of the Consulting Agreement, which is attached hereto as Exhibit 10.7 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Association of BeOne Medicines Ltd., effective May 27, 2025.
3.2	Organizational Regulations of BeOne Medicines Ltd., effective May 27, 2025.
4.1.1	Amended and Restated Deposit Agreement, dated May 27, 2025, by and between the Company and Citibank, N.A., and the Form of American Deposit Receipt thereunder.
.2	Form of American Deposit Receipt under the Amended and Restated Deposit Agreement (included in Exhibit 4.1.1)
.3	Amended and Restated Restricted ADS Letter Agreement, dated May 27, 2025, by and between the Company and Citibank, N.A.
.4	Amended and Restated Letter Agreement, dated May 27, 2025, by and between the Company and Citibank, N.A.
.5	Amended and Restated Supplemental Letter Agreement, dated May 27, 2025, by and between the Company and Citibank, N.A.
10.1#	Executive Employment Agreement, effective May 27, 2025, by and between BeOne Medicines USA, Inc. and John V. Oyler.
10.2#	Executive Employment Agreement, effective May 27, 2025, by and between BeOne Medicines (Beijing) Co., Ltd. and Xiaobin Wu.
10.3#	Executive Employment Agreement, effective May 27, 2025, by and between BeOne Medicines USA, Inc. and Aaron Rosenberg.
10.4#	Executive Employment Agreement, effective May 27, 2025, by and between BeOne Medicines (Shanghai) Co., Ltd. and Lai Wang.
10.5#	Executive Employment Agreement, effective May 27, 2025, by and between BeOne Medicines USA, Inc. and Chan Lee.
10.6#	Form of Indemnification Agreement, entered into between the Company and its directors and officers.
10.7#	Consulting Agreement, effective May 27, 2025, by and between BeOne Medicines USA, Inc. and Xiaodong Wang.
104	Cover Page Interactive Data File (formatted as Inline XBRL).
# Indicates a management contract or any compensatory plan, contract or arrangement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including statements regarding the anticipated effects of the Continuation. Actual results may differ materially from those indicated in the forward-looking statements as a result of various important factors, including BeOne’s ability to demonstrate the efficacy and safety of its drug candidates; the clinical results for its drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; BeOne’s ability to achieve commercial success for its marketed medicines and drug candidates, if approved; BeOne’s ability to obtain and maintain protection of intellectual property for its medicines and technology; BeOne’s reliance on third parties to conduct drug development, manufacturing, commercialization, and other services; BeOne’s limited experience in obtaining regulatory approvals and commercializing pharmaceutical products; BeOne’s ability to obtain additional funding for operations and to complete the development of its drug candidates and maintain profitability; and those risks more fully discussed in the section entitled “Risk Factors” in BeOne’s most recent quarterly report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in BeOne’s subsequent filings with the U.S. Securities and Exchange Commission. All information herein is as of the date set forth above, and BeOne undertakes no duty to update such information unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEONE MEDICINES LTD.

Date: May 27, 2025	By:	/s/ Chan Lee
	Name:	Chan Lee
	Title:	Senior Vice President, General Counsel